EXHIBIT NO. 23(A)


                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in Registration Statement Nos. 333-71297, 333-71297-01, 333-71297-02 and 333-71297-03 of Duke Capital
Corporation on Form S-3 of our report dated February 12, 1999, appearing in this Form 10-K of Duke Capital Corporation for the year ended December 31, 1998.


/s/ DELOITTE & TOUCHE LLP
Charlotte, North Carolina
March 19, 1999


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